                                                                     EXHIBIT 3.1

      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)                                           Date Received
                                                                  AUG 26 1985

                                     FILED
                                  AUG 26 1985

                                 Administrator
                        MICHIGAN DEPARTMENT OF COMMERCE
                        Corporation & Securities Bureau

                   CORPORATION IDENTIFICATION NUMBER 349-599

                           ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
   (Please read instructions and Paperwork Reduction act notice on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executives the following Articles:

ARTICLE I

The name of the corporation is: Star Holding Company

ARTICLE II

The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized capital stock is:

1.   Common Shares      5,000,000            Par Value Per Share $ 0.01
                        ------------                             ------

     Preferred Shares   N/A                  Par Value Per Share $
                        ------------                             ------

and/or shares without par value as follows:

2.   Common Shares      N/A           Stated Par Value Per Share $
                        ------------                             ------

     Preferred Shares   N/A           Stated Par Value Per Share $
                        ------------                             ------

3. A statement of all or any of the relative rights, preferences and limitation of the shares of each class is as follows:

     None


SEAL APPEARS ONLY ON ORIGINAL

ARTICLE IV

1.   The address of the registered office is:

     24370 Northwestern Highway              Southfield,    Michigan    48075
     --------------------------------------------------              ---------
     (Street Address)                          (City)                (Zip Code)

2.   The mailing address of the registered office if different than above:

                                                       ,    Michigan
     --------------------------------------------------              ---------
     (P.O. Box)                                (City)                (Zip Code)

3.   The name of the resident agent at the registered office is: Merton J. Segal

ARTICLE V

The name and address of the incorporator is as follows:

Name                                    Residence or Business Address

Jeanette M. Sermo      2290 First National Building, Detroit, Michigan 48226

ARTICLE VI

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.


SEAL APPEARS ONLY ON ORIGINAL

Use space below for additional Articles or for continuation of pervious Articles. Please identify any Article being continued or added. Attach additional pages if needed.





I, the incorporator sign my name this 23rd day of August, 1985.


                                        /s/ Jeanette M. Sermo
                                        Jeanette M. Sermo



SEAL APPEARS ONLY ON ORIGINAL

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                              Date Received

                                         FILED                      JAN 20 1988
                                                                   -------------
                                      FEB 25 1988                   FEB 25 1988
                                                                   -------------
                                     Administrator
                            MICHIGAN DEPARTMENT OF COMMERCE        -------------
                            Corporation & Securities Bureau
--------------------------------------------------------------------------------

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                        FOR USE BY DOMESTIC CORPORATIONS
   (Please read instructions and Paperwork Reduction Act notice on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended (profit corporations), or Act 162, Public Acts of 1982, as amended (nonprofit corporations), the undersigned corporation executes the following Certificate:

--------------------------------------------------------------------------------

1. The present name of the corporation is: Star Holding Company

2. The corporation identification number (CID) assigned by the Bureau is:
   349-599

3. The location of its registered office is:

   24370 Northwestern Highway, Southfield,           , Michigan   48075
   -------------------------------------------------           ----------
   (Street Address)                     (City)                 (ZIP Code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Article III of the Articles of Incorporation is hereby amended to read as follows:

          The Articles of Incorporation are hereby amended to authorize 5,000,000 shares of Class A Common Stock (par value $.01); Such shares shall be subject tot he following terms and conditions:

     (a) Each such shares shall have a full equity right as that of other shares of Common Stock;

     (b) Each share of Class A Common shall have 1/3 vote;

     (c) Each share may be redeemed at the request of the shareholder if, after three years from the date of issuance Star Holding has not commenced a public offering of all classes of its common stock. Such right of redemption must be exercised within six months of the end of the third year by giving written notice to the Company at its registered office. The Company may elect to repurchase the shares at book value, determined as of the last audited financial statement. The Company may pay for the shares in five equal annual installments, plus interest on the unpaid balance at the six month U.S. Treasury Bill rate applicable on January 1, of each year. Such right to redeem is contingent on any applicable insurance department regulation, requirement or prohibition and must not unduly impair the Company's capital and surplus. This "put" right is inherent in this class of stock as per MCLA 450 1363.

--------------------------------------------------------------------------------



GOLD SEAL APPEARS ONLY ON ORIGINAL

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE. COMPLETE SECTION (b)

a.   / /  The foregoing amendment to the Articles of Incorporation was duly adopted on the __________ day of _______________, 19______, in
          accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

          Signed this _____ day of __________________________________, 19______

          _________________________________   _________________________________

          _________________________________   _________________________________

          _________________________________   _________________________________

          _________________________________   _________________________________
      (Signatures of all incorporators; type or print name under each signature)
                     ---

 b. /x/ The foregoing amendment to the Articles of Incorporation was duly adopted on the 28th day of, October, 1987. The amendment: (check one of the following)

          /x/ was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a nonprofit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

          / /  was duly adopted by the written consent of all the directors
                                                          ---
               pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

          / / was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only
                         ---
               if such provision appears in the Articles of Incorporation.)

          / / was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

                            Signed this 28th day of October, 1987


                            By     Robert S. Cubbin
                               ----------------------------------------------
                                               (Signature)

                            Robert S. Cubbin, Vice President - General Counsel
                            --------------------------------------------------
                              (Type or Print Name)      (Type or Print Title)


GOLD SEAL APPEARS ONLY ON ORIGINAL


DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS            Name of person or organization
INDICATED IN THE BOX BELOW. Include name, street and number      remitting fees:
(or P.O. box), city, state and ZIP code.
                                                                 Star Holding Company
                                                                 -------------------------------

                                                                 Robert S. Cubbin
                                                                 -------------------------------

Robert S. Cubbin                                                 Preparer's name and business
Vice President, General Counsel                                  telephone number:
Star Holding Company
24370 Northwestern Hwy.                                          Robert S. Cubbin
Southfield, MI 48075                                             -------------------------------

                                                                 (313) 358-1100
                                                                 -------------------------------


                                        INFORMATION AND INSTRUCTIONS

1.  This form is issued under the authority of Act 284, P.A. of 1972, as amended, and Act 162, P.A.
    of 1982, as amended. The amendment cannot be filed until this form, or a comparable document, is submitted.

2.  Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

    Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3.  This document is to be used pursuant to the provisions of section 631 of the Act for the purpose of amending the articles of incorporation of a domestic profit or nonprofit corporation. Do not use this form for restated articles. A nonprofit corporation is one incorporated to carry out any lawful purpose or purposes not involving pecuniary profit or gain for its directors, officers, shareholders, or members.
    A nonprofit corporation organized on a nonstock directorship basis, as authorized by Section 302 of the
    Act, may or may not have members, but if its has members, the members are not entitled to vote.

4.  Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5.  Item 4 -- The article being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need to be included.

6.  This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

7.  If the amendment is adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by all of the incorporators listed in Article V of the Articles of
    Incorporation. If the amendment is otherwise adopted, item 5(b) must be completed and signed in ink by the president, vice president, chairperson, or vice-chairperson of the corporation.

8.  FEES: Filing fee (Make remittance payable to State of Michigan) ................................... $10.00
          Franchise fee for profit corporations (payable only if authorized capital stock has increased) -- 1/2 mill (.0005) on each dollar of increase over highest previous authorized capital stock.

9.  Mail form and fee to:
         Michigan Department of Commerce
         Corporation and Securities Bureau
         Corporation Division
         P.O. Box 30054
         Lansing, MI 48909
         Telephone: (517) 334-6302









GOLD SEAL APPEARS ONLY ON ORIGINAL

C & S-2500 M-90)             FOR BUREAU USE ONLY  911A#9697  0515  P-MAR  $15.00
MICHIGAN DEPARTMENT
OF COMMERCE                                       911A#9697  0515  DRG&FI  $5.00
                             ---------------------------------------------------

               1991 MICHIGAN ANNUAL REPORT - PROFIT CORPORATIONS
               (Please read instructions before completing form)

     This report shall be filed by all profit corporations no later than May 15, 1991 showing the corporate condition at the close of business on December 31 or upon the date of the close of the latest fiscal year next preceding the time for filing. ONLY those corporations incorporated or admitted after December 31, 1990 and before May 15, 1991 are exempt from filing. The report is required in accordance with the provisions of Section 911, Act 284, Public Acts of 1972. Penalties may be assessed under the Act for failure to file.

--------------------------------------------------------------------------------
This Report Must             | Report of Condition on   | Corporation
be Filed before May 16, 1991 | December 31, 1990 or ___ | Number        349599
--------------------------------------------------------------------------------

1. Corporate Name
--------------------------------------------------------------------------------
     STAR HOLDING COMPANY                                                   | 7
     SOUTHFIELD           MI                                                | 8
                   48075                                                    | 9
--------------------------------------------------------------------------------
2. Resident Agent -- do not  | 4. Federal Employer No. | 5. Term of Existence
alter preprinted information |                         |
in this Item or Item 3.      |    38-2626206           |    PERPETUAL
      MERTON J. SEGAL        |                         |
--------------------------------------------------------------------------------
3. Registered Office Address | 6. Incorporation Date | 7. State of Incorporation
in Michigan -- No., Street,  |    08/26/1985         |    MI
City, Zip                    |--------------------------------------------------
                             | 8. Date of Admittance | 9. Act Under Which
                             |    (Foreign Corp.)    |    Incorporated (if other
SOUTHFIELD        48075      |                       |    than 1931, P.A. 327 or
                             |                       |    1972, P.A. 284)
                             |                       |
--------------------------------------------------------------------------------

10. COMPLETE THIS SECTION ONLY IF THE RESIDENT AGENT IN ITEM 2 OR THE
    REGISTERED OFFICE IN ITEM 3 HAS CHANGED.
--------------------------------------------------------------------------------

a. The name of the successor resident agent is:  FILED BY DEPARTMENT JUL 24 '91

b. The address of the registered office is changed to:
   26600 Telegraph Rd.        Southfield, Michigan     48034
   -----------------------------------------------     -------------------------
   (Street Address)           (City)                   (ZIP Code)

c. The mailing address of the registered office if different than 10b. is:
   26600 Telegraph Rd.        Southfield, Michigan     48034
   -----------------------------------------------     -------------------------
   (Address)                 (City)                   (ZIP Code)
 ADD $5.00 TO THE $15.00 ANNUAL REPORT FILING FEE IF THIS SECTION IS COMPLETED
--------------------------------------------------------------------------------

11. Corporate Stock Report - Total Authorized Shares (not merely outstanding).
--------------------------------------------------------------------------------
                                                         Amount        Amount
Type of Stock    No. of Shares Authorized              Subscribed     Paid-in

   COMMON             5,000,000.000                    $              $6859352.-
--------------------------------------------------------------------------------
                                                       $              $
--------------------------------------------------------------------------------
                                                       $              $
--------------------------------------------------------------------------------
                                                       $              $
--------------------------------------------------------------------------------
                                                       $              $
--------------------------------------------------------------------------------

12. The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors, except when filed by the resident agent to change the address of the registered office.

                               Signed this  8  day of  May, 19 91 .
/s/ Charles Reynolds                       ---        -----   ----
Executive Vice President
                               By /s/ Celeska B. Fredianelli
                                  ----------------------------------------------
       COMPLETE                     (SIGNATURE OF AUTHORIZED OFFICER OR AGENT)*
      BOTH SIDES
                               /s/ Celeska Fredianelli  Controller   MAY 15 1991
                               -------------------------------------------------
                                        (Type or Print Name and Title)

                               *If Item 10 is completed, this report must be signed by the president, vice-president, chairperson, vice-chairperson, secretary or assistant secretary of the corporation. If only the registered office address is changed, it may be signed by the resident agent.

GOLD SEAL APPEARS ONLY ON ORIGINAL

13. The following is a statement of assets and liabilities as shown by the books of the corporation on December 31, 1990 or _________________________ (close of fiscal year next preceding May 15, 1991) listed separately as to property within and without Michigan. The balance sheet of a Michigan corporation must be the same balance sheet as furnished to shareholders.

                                                        WITHIN        WITHOUT
ASSETS                             TOTAL               MICHIGAN       MICHIGAN      LIABILITIES AND EQUITY
Cash                               2278004                                          Notes and Accounts Payable, Trade   1744463
Notes and Accounts Receivable      1137872                                          Notes and Accounts Payable, Other   9765474
Inventories                                                                         Accrued Expenses
Prepaid Expenses                                                                    Long Term Indebtedness
Non-current Notes and
  Accounts Receivable                                                               Reserves and Contingent Liabilities
Land                                                                                  Deferred Income Tax
Depreciable Assets
  Machinery and Equipment
  Furniture and Fixtures
  Buildings                                                                         Stockholders Equity
  Other                                                                               Common Stock                      3328153
                                                                                      Preferred Stock

  Less Depreciation
  Net Depreciable Assets                                                              Additional Paid-In Capital        6859352
Investments                                                                           Retained Earnings (deficit)       2630581
  Investments in Subsidiaries                                                         Other
  Other Investments                5155495                                              Total Stockholders Equity
Other Assets                      15756652

TOTAL ASSETS                      24328023                                          TOTAL LIABILITIES & EQUITY         24328023

14. Corporate Officers and Directors

       OFFICE                 NAME, STREET & NUMBER, CITY, STATE & ZIP CODE
President                     Morton J. Segal, 26600 Telegraph Rd., Southfield, MI 48034

If Different than President
  Secretary                   Cheryl L. Reno      Same
  Treasurer                   Lee F. Kelly        Same
  Vice-President              Charles M. Reynolds Same              Also
                                                                 on Separate
If Different than Officers                                          List
  VP & Gen. Council           Robert S. Cubbin    Same
  Asst. Secretary             Mary Jo Renaud      Same
  Asst. Treasurer             Cynthia G. Murdock  Same
  Director

15. Principal business office, and, if different, principal place of business in
    Michigan:

16. Nature and type of business in which corporation is engaged: Insurance Holding Company

17. a. Name of parent corporation: N/A

    b. List any subsidiary corporations: Star Insurance Company

After filing, this report is open to reasonable inspection by the public pursuant to Section 915 of the Act, Public Acts of 1972, as amended.

Filing Fee $15.00 (without change of agent or                         RETURN TO:
                  registered office)                                    DEPARTMENT OF COMMERCE
Filing Fee $20.00 (with change of agent or                              CORPORATION AND SECURITIES BUREAU
                  registered office in Item 10)                         CORPORATION DIVISION
                                                                        6546 MERCANTILE WAY
MAKE REMITTANCE PAYABLE TO: "STATE OF MICHIGAN"                         P.O. BOX 30057
                                                                        LANSING, MICHIGAN 48909
Include Corporation Name and CID Number on Check or Money Order

GOLD SEAL APPEARS ONLY ON ORIGINAL

                        Star Holding Co. and Subsidiary
                        38-2626206

                        List of Officers and Directors

President               Merton J. Segal

Secretary               Cheryl L. Reno

Treasurer               Lee F. Kelly

Executive
Vice President          Charles M. Reynolds

Vice President
General Council         Robert S. Cubbin

Assistant
Secretary               Mary Jo Renaud

Assistant
Treasurer               Cynthia G. Murdock

Director                Merton J. Segal

Director                Joseph S. Dresner

Director                William E. Stirton Jr.

Director                Joseph F. Slavik

Director                Irvin F. Swider

Director                Herbert Tyner

Director                Hugh Greenberg





GOLD SEAL APPEARS ONLY ON ORIGINAL

                                                   095E#8361 1117 ORG&FI 5012.50

--------------------------------------------------------------------------------
518   MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received                                      (FOR BUREAU USE ONLY)

NOV 16 1995
---------------------------                                 FILED
                                                         NOV 17 1995
Name    Jeanette M. Russow                              ADMINISTRATOR
        Honigman Miller Schwartz and Cohn      MICHIGAN DEPARTMENT OF COMMERCE
--------------------------------------------   CORPORATION & SECURITIES BUREAU
Address
        2290 First National Building
--------------------------------------------
City                 State        Zip Code
        Detroit       MI           48226               EFFECTIVE DATE: 2-25-1988
--------------------------------------------------------------------------------
/\ Document will be returned to the name and address you enter above /\

                           CERTIFICATE OF CORRECTION
            FOR USE BY CORPORATIONS AND LIMITED LIABILITY COMPANIES

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or act 23, Public acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1. The name of the corporation or limited liability company is: Star Holding Company

2.   The identification number assigned by the Bureau is:  349-599

3. The corporation or limited liability company is formed under the laws of the State of Michigan

4. That a Certificate of Amendment to the Articles of Incorporation was filed by the Bureau on February 25, 1988 and that said document requires correction.

5.   Describe the inaccuracy or defect contained in the above named document:

     The amendment as described is incomplete.

GOLD SEAL APPEARS ONLY ON ORIGINAL

6.   The document is corrected as follows:

     Article III of the Articles of Incorporation is hereby amended to read in its entirety as follows:

     The total authorized stock is: 10,000,000 Shares, $0.01 Par Value, divided into:

          Common Shares:           5,000,000

          Class A Common Shares:   5,000,000

     A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

          Common Stock:

          The holders of the Common Stock shall have 3 votes for each share on each matter submitted to a vote of the shareholders of the corporation.

          Class A Common Stock:

          (a) The holders of the Class A Common Stock shall have a full equity right as that of other shares of Common Stock;

          (b) The holders of Class A Common Stock shall have one (1) vote for each share on each matter submitted to a vote of the shareholders of the corporation;

          (c) Each share of the Class A Common Stock may be redeemed at the request of the shareholder if, after three years from the date of issuance, Star Holding Company has not commenced a public offering of all classes of its Common Stock. Such right of redemption must be exercised within six months of the end of the third year by giving written notice to the corporation at its registered office. The corporation may elect to repurchase the shares at book value, determined as of the last audited financial statement. The corporation may pay for the shares in five equal annual installments, plus interest on the unpaid balance at the six month U.S. Treasury Bill rate applicable on January 1 of each year. Such right to redeem is contingent on any applicable insurance department regulation, requirement or prohibition and must not duly impair the corporation's capital and surplus. This "put" right is inherent in this class of stock as per MCLA 450.1363.


                                        Signed this 14th day of November, 1995


                                        /s/ Warren D. Gardner
                                        -----------------------------
                                        Warren D. Gardner, President



GOLD SEAL APPEARS ONLY ON ORIGINAL

                                          095E#9131   1121   ORG&FI       $25.00

--------------------------------------------------------------------------------
MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received    Adjusted per telephone          095E#8360  1117 ORG&FI  $125.00
                 authorization from
NOV 20 1995      Jeannette Russow.                           FILED
---------------------------------------                   NOV 20 1995
                                                         Administrator
2 of 3                                          MICHIGAN DEPARTMENT OF COMMERCE
                                               Corporation and Securities Bureau

Name       Jeanette M. Russow
           Honigman Miller Schwartz and Cohn
----------------------------------------------
Address
           2290 First National Building
----------------------------------------------
City                     State        Zip Code

           Detroit         MI          48226            EFFECTIVE DATE:
--------------------------------------------------------------------------------
DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE


                         CERTIFICATE OF SHARE EXCHANGE

      For use by Domestic Profit or Foreign Acquiring Profit Corporations

            (Please read information and instructions on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), the undersigned corporations execute the following Certificate:

1. a. The name of each corporation whose shares will be acquired and its corporation identification number is:

      Star Holding Company                           3 4 9  -  5 9 9
      --------------------------------------------------------------------------

      Meadowbrook, Inc.                              0 9 9  -  2 1 9
      --------------------------------------------------------------------------

   b. The name of the surviving (new) corporation and its corporation identification number is:

      Star Holding Company                           3 4 9  -  5 9 9
      --------------------------------------------------------------------------

2. The manner and basis of exchanging the shares to be acquired as set forth in the plan of exchange:

     See Rider attached hereto.




3. (Complete for any foreign corporation only)

   This share exchange is permitted by the laws of the state of _______________

   the jurisdiction under which _______________________________________________
                                        (name of foreign corporation)

   is organized and the plan of share exchange was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.


GOLD SEAL APPEARS ONLY ON ORIGINAL

4. (Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt by the administrator).

     The share exchange shall be effective on the       day of      , 19  .
                                                  -----        ----     --

4.   (Complete applicable section for each constituent corporation)

     a. The plan of share exchange has been adopted by the Board of Directors of the following corporations in accordance with Section 702 of the
          Act:

               Star Holding Company

               Meadowbrook, Inc.

     b. The plan of share exchange was approved by the shareholders of the following constituent corporations in accordance with Section 703a:

               Star Holding Company

               Meadowbrook, Inc.

6. The plan of share exchange will be furnished by the acquiring corporation, on request and without cost, to any shareholder of any constituent corporation.

                              Signed this 20th day of November, 1995.

                              STAR HOLDING COMPANY
                              ----------------------------------------------

                              By Robert S. Cubbin VICE-PRESIDENT
                                 -------------------------------------------
                                 (Only signature of: President, Vice-President, Chairperson or Vice-Chairperson)

                              Signed this 20th day of November, 1995.

                              MEADOWBROOK, INC.
                              ----------------------------------------------

                              By Robert S. Cubbin vice-president
                                 -------------------------------------------
                                 (Only signature of: President, Vice-President, Chairperson or Vice-Chairperson)



GOLD SEAL APPEARS ONLY ON ORIGINAL

                                     RIDER
                        TO CERTIFICATE OF SHARE EXCHANGE

                              STAR HOLDING COMPANY
                                 CID 349 - 599

                                  -----------


2. The manner and basis of exchanging the shares to be acquired as set forth in the plan of exchange:

     The authorized capital stock of Meadowbrook, Inc. consists solely of 1,500,000 common shares, $0.01 stated value (the "Meadowbrook Shares"), 585,192 shares (including 78,186 fully vested Meadowbrook Stock Awards) of which are issued and outstanding. All of the Meadowbrook Shares have identical rights, benefits and attributes.

     The authorized capital stock of Star Holding Company consists solely of 5,000,000 Common Shares, par value $0.01 per share (the "Star Shares"), 1,392,389 of which are issued and outstanding, and 5,000,000 shares of Class A Common Stock, par value $0.01 per share, 124,668 shares of which are issued and outstanding.

     (a) On the effective date of the Share Exchange, the shareholders of Meadowbrook, Inc. will exchange all of their Meadowbrook Shares for, in the aggregate, 735,159 Star Shares on the following basis: each Meadowbrook Share will be exchanged for 1.45 Star Shares.

     (b) Each Meadowbrook Option will be cancelled and retired and cease to exist and will be converted into an option under the 1995 Meadowbrook Insurance Group, Inc. Stock Option Plan (each a "Star Option") to purchase the number of Star Shares as calculated by Coopers & Lybrand, L.L.P. and as set forth in the section entitled "The Recapitalization" from the Prospectus dated November 21, 1995.

     (c) Each Meadowbrook Stock Award which, as of the effective date of the Share Exchange, is fully vested will be cancelled and retired and will cease to exist. In exchange therefor, the holders of such Meadowbrook Stock Awards will receive a cash payment from Star Holding Company equal to the per share price to the public in the initial public offering of Star Shares which is contemplated to occur on the effective date of the Share Exchange.


                                     Rider
                               Page 1 of 2 Pages


GOLD SEAL APPEARS ONLY ON ORIGINAL

     (d) Each Meadowbrook Stock Award which, as of the effective date of the Share Exchange, is not vested will be cancelled and retired, will cease to exist and will be converted into a Star Option to purchase the number of Star Shares as calculated by Coopers & Lybrand, L.L.P. and as set forth in the section entitled "The Recapitalization" from the Prospectus dated November 21, 1995.

     (e) Notwithstanding the foregoing, no fractional Star Shares will be granted with respect to any such Meadowbrook Option or Meadowbrook Stock Award and any rights for fractional Star Shares shall be null and void.




                                     Rider
                               Page 2 of 2 Pages



GOLD SEAL APPEARS ONLY ON ORIGINAL

             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                               FILING ENDORSEMENT

       This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION for

                       MEADOWBROOK INSURANCE GROUP, INC.

                               ID NUMBER: 349599




received by facsimile transmission on September 21, 1999 is hereby endorsed

Filed on September 21, 1999 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

                              In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 21st day of September, 1999.

                                                    /s/ Julie Croll, Director


                            Corporation, Securities and Land Development Bureau



GOLD SEAL APPEARS ONLY ON ORIGINAL

       MICHIGAN DEPARTMENT OF COMMERCE-CORPORATION AND SECURITIES BUREAU

Date Received                                    (FOR BUREAU USE ONLY)

Name     Jeanette M. Russow
         Honigman Miller Schwartz and Cohn

Address
         2290 First National Building

City                  State          Zip Code
         Detroit      MI               48226          EFFECTIVE DATE:  11-20-95

/\ Document will be returned to the name and address you enter above /\

                       RESTATED ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS


     Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

1.   The present name of the corporation is:  Star Holding Company

2.   The identification number assigned by the Bureau is:    349-599

3.   All former names of the corporation are:    None

4.   The date of filing the original Articles of Incorporation was:  August 26,
     1985

     The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

The name of the corporation is:  Meadowbrook Insurance Group, Inc.

ARTICLE II

The purpose of purposes for which the corporation is formed are: To engage in any activity within the purposes for which corporations may be formed under the Michigan Business Corporation Act.

ARTICLE III

The total authorized shares:

     Common shares      20,000,000       Preferred shares       1,000,000

A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

     The holder of each outstanding common share shall have one vote per share with respect to all matters submitted to a vote of shareholders.

     The preferred shares shall be issued from time to time in one or more series of such number of shares with such distinctive serial designations and (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of shares; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes or of any other series of the same or any other class or classes of shares of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be (*)" stated and expressed in the resolution or resolutions providing for the issue of each such series of preferred shares from time to time adopted by the board of directors pursuant to authority so to do which is hereby expressly vested in the board of directors.

     The number of authorized shares of any class of shares of the corporation, including without limitation, the common shares and the preferred shares, may be increased or decreased by the affirmative vote of the holders of the majority of the shares of the corporation entitled to vote, without regard to class.

ARTICLE IV

1.   The address of the current registered office is:

         26600 Telegraph, Southfield, Michigan 48034

2. The mailing address of the current registered office if different than above:

         N/A

3.   The name of the current resident agent is:

         Merton J. Segal

ARTICLE  V

  Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its shareholders or any class of them, any court of equitable jurisdiction within the State of Michigan may, on the application in a summary way of this corporation or of any creditor or shareholder thereof, or on the application or any receiver or receivers appointed for this corporation under the provisions of Michigan law or on application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Michigan Law order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.

  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the shareholders or class of shareholders of this corporation, as the case may be, agree to any compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the application has been made, be binding on all of the shareholders or class of shareholders, of this corporation, as the case may be, and also on this corporation.

ARTICLE VI

  A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. However, this Article shall not eliminate or limit the liability of a director for any of the following:

         (1) A breach of the director's duty of loyalty to the corporation or its shareholders.

         (2) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law.

         (3) A violation of Section 55 l(1) of the Michigan Business Corporation Act.

         (4) A transaction from which the director derived an improper personal benefit.

         (5) An act or omission occurring before the effective date of this Article.

  Any repeal or modification of this Article by the shareholders of the corporation shall not adversely affect any right or protection of any director of the corporation existing at the time of, or for or with respect to, any acts or omissions occurring before such repeal or modification.

ARTICLE VII


  The board of directors shall be divided into three classes as nearly equal in number as possible, with the term of officer of one class expiring each year.

  During the intervals between annual meetings of shareholders, any vacancy occurring in the board of directors caused by resignation, death or other incapacity and any newly created directorships resulting from an increase in the number of directors shall be filled by a majority vote of the directors then in office, whether or not a quorum. Each director chosen to fill a vacancy shall hold office for the unexpired term in respect of which such vacancy occurred. Each director chosen to fill a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be apportioned among the classes as to make all classes as nearly equal in number as possible.

  Any director may be removed from office as a director at any time, with cause, by the affirmative vote or consent of shareholders of record holding a majority of shares of the corporation entitled to vote at an election of directors, or without cause, by the affirmative vote or consent of shareholders of record holding 80% of the outstanding shares of the corporation entitled to vote in elections of directors.

  The shareholders of the corporation shall not have the right to amend, modify or repeal any or all provisions of this Article VII, unless so adopted by the affirmative vote or consent of the holders of not less than 80% of the outstanding shares entitled to vote in elections of directors.

These Restated Articles of Incorporation were duly adopted on the 22nd day of August, 1995, in accordance with the provisions of Section 642 of the Act and were duly adopted by the shareholders. The necessary number of shares as required by statute were voted in favor of these Restated Articles.

                              Signed this 20th day of November, 1995



                              By: /s/ Robert S. Cubbin
                                 -----------------------------------
                                 Robert S. Cubbin, Vice President

    Name of person or organization            Preparer's name and business
    remitting fees:                           telephone number:

    Honigman Miller Schwartz and Cohn          Jeanette M. Russow
                                              (313)  256-7634



                          INFORMATION AND INSTRUCTIONS

1. The articles of incorporation cannot be restated until this form, or a comparable document, is submitted.

2. Submit one original of this document. Upon filing, the document will be added to the records of the Corporation and Securities Bureau. The original will be returned to the address appearing in the box on the front as evidence of filing.

   Since this document will be maintained on optical disk media, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to sections 641 through 643 of the Act for the purpose of restating the articles of incorporation of a domestic profit corporation. Restated articles of incorporation are an integration into a single instrument of the current provisions of the corporation's articles of incorporation, along with any desired amendments to those articles.

4. Restated articles of incorporation which do not amend the articles of incorporation may be adopted by the board of directors without a vote of the shareholders. Restated articles of incorporation which amend the articles of incorporation require adoption by the shareholders. Restated articles of incorporation submitted before the first meeting of the board of directors require adoption by all of the incorporators.

5. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

6. The duration of the corporation should be stated in the restated articles of incorporation only if it is not perpetual.

7. This document is effective on the date endorsed "filed" by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

8. If the restated articles are adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by a majority of the incorporators. Other restated articles must be signed by the president, vice-president, chairperson or vice-chairperson.

9. FEES: Make remittance payable to the State of Michigan. Include corporation name and identification number on check or money order.


   NONREFUNDABLE FEE.........................................................................................      $10.00
   TOTAL MINIMUM FEE.........................................................................................      $10.00
   ADDITIONAL FEES DUE FOR INCREASED AUTHORIZED SHARES ARE:
           each additional 20,000 authorized shares or portion thereof.......................................      $30.00
           maximum fee for first 10,000,000  authorized shares...............................................   $5,000.00
           each additional 20,000 authorized shares or portion thereof in excess of 10,000,000 shares........      $30.00
           maximum fee per filing for authorized shares in excess of 10,000,000 shares....................... $200,000.00


10. Mail form and fee to:                           The office is located at:

         Michigan Department of Commerce              6566 Mercantile Way
         Corporation and Securities Bureau            Lansing, MI 48910
         Corporation Division                         Telephone:  (517)334-6302
         P.O. Box 30054
         Lansing, MI 48909-7554

                           CERTIFICATE OF DESIGNATION
                                       OF
               PREFERENCES AND RIGHTS OF SERIES A PREFERRED STOCK
                                       OF
                       MEADOWBROOK INSURANCE GROUP, INC.

       (Pursuant to Section 302 of the Michigan Business Corporation Act)



            Meadowbrook Insurance Group, Inc., a corporation organized and existing under the Michigan Business Corporation Act (the "Corporation"), hereby certifies that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation the following resolution was adopted by unanimous written consent of the Board of Directors of the Corporation as required by Section 302 of the Business Corporation Act on September 15, 1999:

            RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of its Articles of Incorporation, the Board of Directors hereby creates a series of preferred stock of the Corporation and hereby states the designation and number of shares, and voting power, preferences and relative participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as follows:

    SECTION 1. Designation and Amount. The shares of such series shall be designated as "Series A Preferred Stock" (the "Series A Preferred Stock") and the number of shares initially constituting the Series A Preferred Stock shall be 150,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

    SECTION 2.     Dividends and Distributions.

                   (A) Subject to the rights of the holders of any shares of any series of preferred stock of the Corporation (the "Preferred Stock") (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of shares of the common stock of the Corporation (the "Common Stock"), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September, and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 in cash, or (ii)



GOLD SEAL APPEARS ONLY ON ORIGINAL
subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after the Record Date specified in that certain Rights Agreement approved and adopted by the Corporation of even date herewith between the Corporation and First Chicago Trust Company of New York as Rights Agent (the "Declaration Date"), declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding subclause (ii) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and all next succeeding Quarterly Dividend Payment Date, a dividend of $1.00 per share payable in cash on the Series A Preferred Stock shall nevertheless accrue and be cumulative on the outstanding shares of Series A Preferred Stock as provided in (C) of this
Section 2.

         (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

SECTION 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

         (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Declaration Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

SECTION 4.     Certain Restrictions.

         (A) The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Preferred Stock as required by Section 2 hereof.

         (B) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

              (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

              (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;


GOLD SEAL APPEARS ONLY ON ORIGINAL

               (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

               (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (C) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

SECTION 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

SECTION 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or as to amounts payable upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount per share (rounded to the nearest cent) equal to the greater of (i) $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, plus an amount equal to accrued and unpaid dividends and distributions on the Series A Preferred Stock whether or not declared, to the date of such payment or (B) to the holders of shares of stock ranking on a parity (either as to dividends or as to amounts payable upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or



GOLD SEAL APPEARS ONLY ON ORIGINAL
otherwise) into a greater or lesser number of shares of Common Stock; then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A)(ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 7. Consolidation Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare after the Declaration Date or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A
Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 8. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

SECTION 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock, unless the terms of any such series shall provide otherwise.

SECTION 10. Amendment. The Articles of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting together as a single class.

SECTION 11. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.










GOLD SEAL APPEARS ONLY ON ORIGINAL

     IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation on this 15th day of September, 1999.





                                                  Robert S. Cubbin
                                                  ------------------------------
                                                  Name: Robert S. Cubbin
                                                  Title: President




ATTEST:


Michel G. Costello
-----------------------------
Name: Michel G. Costello
Title: Secretary

             [UNITED STATES OF AMERICA THE STATE OF MICHIGAN SEAL]



             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                               LANSING, MICHIGAN



This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.











                                   In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 2nd day of October, 2001

                                   Andrew L. Metcalf, Jr., Director

                                   Bureau of Commercial Services




GOLD SEAL APPEARS ONLY ON ORIGINAL



         MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
             CORPORATION AND LAND DEVELOPMENT BUREAU
   Date Received                  (FOR BUREAU USE ONLY)               FILED
                                                                  JUN 06 2000

This document is effective on the date filed, unless
a subsequent effective date within 90 days after                  Administrator
received date is stated in the document.                  CORP SECURITIES & LAND DEV BUREAU
                                                                                               Warr Info:  1 3089444-1 05/22/2000
                                                                                               Chk#:  3156
                                                                                               ID:  Amt:  $15,010.00
                                                                                               MEADOWBROOK INSURANCE GROUP

Name
Michael E. O'Shea, Meadowbrook Insurance Group, Inc.

Address
26600 Telegraph Road (Attn: Legal Department)

City                          State     Zip Code
Southfield, Michigan 48034                                       EFFECTIVE DATE:
  /\ DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE./\
       IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.


            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
             FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS
           (Please read information and instructions on the last page)




            Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:


     1. The present name of the corporation is: Meadowbrook Insurance Group, Inc.


     2. The identification number assigned by the Bureau is: 349-599


                               PLEASE SEE THE ATTACHED.
     3. Article III of the Articles of Incorporation is hereby amended to read as follows:

ATTACHMENT

ARTICLE III OF THE ARTICLES OF INCORPORATION IS HEREBY AMENDED TO READ AS
FOLLOWS:

The total authorized shares;
Common shares 30,000,000      Preferred shares   1,000,000

A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

The holder of each outstanding common share shall have one vote per share with respect to all matters submitted to a vote of shareholders.

The preferred shares shall be issued from time to time in one or more series of such number of shares with such distinctive serial designations and (a} may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, and at such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of shares; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of the corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes or of any other series of the same or any other class or classes of shares of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each such series of preferred shares from time to time adopted by the board of directors pursuant to authority so to do which is hereby expressly vested in the board of directors.

The number of authorized shares of any class of shares of the corporation, including without limitation, the common shares and the preferred shares, may be increased or decreased by the affirmative vote of the holders of the majority of the shares of the corporation entitled to vote, without regard to class.

COMPLETE ONLY ONE OF THE FOLLOWING:

4. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

     The foregoing amendment to the Articles of Incorporation was duly adopted
     on the             day of                ,                in accordance
           -------------      ----------------  --------------
     with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

               Signed this          day of                 ,
                          ----------      ----------------- -----------


      ---------------------------------  ------------------------------
                  (Signature)                     (Signature)

      ---------------------------------  ------------------------------
             (Type or Print Name)            (Type or Print Name)


      ---------------------------------  ------------------------------
                  (Signature)                      (Signature)

      ---------------------------------  ------------------------------
             (Type or Print Name)            (Type or Print Name)


5. (FOR PROFIT AND NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)


    The foregoing amendment to the Articles of Incorporation was duly adopted

    on the      15th     day of        May      ,    2000  by the
              --------             -------------    ------
    shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

    [X]  at a meeting the necessary votes were cast in favor of the amendment.

    [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
         Section 407(l) and (2) of the Act if a nonprofit corporation, or
         Section 407(l) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

    [ ] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

    [ ]  by the board of a profit corporation pursuant to section 611(2).



              Profit Corporations                                  Nonprofit Corporations

Signed this 16th  day of     May   , 2000                Signed this       day of                  ,
           ------       -----------                                 -------      ------------------  ------------
By  /s/ Michael G. Costello                              By
  ---------------------------------------------------       -----------------------------------------------------
   (Signature of an authorized officer or agent)              (Signature of President, Vice-President,
                                                                 Chairperson or Vice-Chairperson)

Michael G. Costello, V.P., Gen. Counsel and Secretary
-----------------------------------------------------    --------------------------------------------------------
              (Type or Print Name)                         (Type or Print Name)           (Type or Print Title)



                            UNITED STATES OF AMERICA
                             THE STATE OF MICHIGAN
                                  [STATE SEAL]
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                               LANSING, MICHIGAN


This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

                                        In testimony whereof, I have hereunto
                                        set my hand, in the City of Lansing,
                                        this 3rd day of May, 2002



                                        [sig] , Director
                                        Bureau of Commercial Services

GOLD SEAL APPEARS ONLY ON ORIGINAL

               MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                          BUREAU OF COMMERCIAL SERVICES
DATE RECEIVED                     (FOR BUREAU USE ONLY)

MAY 03 2002

                        This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.


Name
  Meadowbrook Insurance Group, Inc.
------------------------------------------------
Address                                                       FILED
  26600 Telegraph Road                                     MAY 03 2002
------------------------------------------------         ADMINISTRATOR
City                    State           Zip Code  BUREAU OF COMMERCIAL SERVICES
  Southfield          Michigan            48034           EFFECTIVE DATE
------------------------------------------------
  Document will be returned to the name and address you enter above.
   If left blank document will be mailed to the registered office.




            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                 FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS (Please read information and instructions on the last page)
Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigend corporation executes the following Certificate:


1. The present name of the corporation is:    Meadowbrook Insurance Group, Inc.



2. The identification number assigned by the Bureau is:  349-599



3. Article III of the Articles of Incorporation is hereby amended to read as follows:

   ( Please see the attached )







GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-515 (Rev. 09/01)

COMPLETE ONLY ONE OF THE FOLLOWING:

4. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

      The foregoing amendment to the Articles of Incorporation was duly adopted on the_____________day of_____________________,__________, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

                             Signed this______day of____________,_______________

___________________________________      _______________________________________
          (Signature)                                 (Signature)

___________________________________      _______________________________________
     (Type of Print Name)                        (Type of Print Name)


___________________________________      _______________________________________
          (Signature)                                 (Signature)

___________________________________      _______________________________________
     (Type of Print Name)                        (Type of Print Name)



5. (FOR PROFIT AND NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

      The foregoing amendment to the Articles of Incorporation was duly adopted on the 1st day of May, 2002, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)


          [X] at a meeting the necessary votes were cast in favor of the amendment.

          [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

          [ ] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

          [ ]  by consents given by electronic transmission in accordance with
               Section 407(3) if a profit corporation.

          [ ]  by the board of a profit corporation pursuant to section 611(2).


Profit Corporations and Professional Service Corporations

Signed this 1st day of May, 2002
By [sig]
---------------------------------------------
(Signature of an authorized officer or agent)

Michael G. Costello, V.P., Secretary & Gen'l Counsl
---------------------------------------------------
           (Type or Print Name)


Nonprofit Corporations

Signed this____ day of ____________,_____

By
---------------------------------------------------------------------
(Signature President, Vice-President, Chariperson or Vice-Chairperson)


---------------------------------------------------
           (Type or Print Name)




GOLD SEAL APPEARS ONLY ON ORIGINAL

 ATTACHMENT

 ARTICLE III OF THE ARTICLES OF INCORPORATION IS HEREBY AMENDED TO READ AS
FOLLOWS:


 "The total authorized shares:"

     "Common shares 50,000,000 Preferred shares 1,000,000."

     "A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:"

     "The holder of each outstanding common share shall have one vote per share with respect to all matters submitted to a vote of shareholders."

       "The preferred shares shall be issued from time to time in one or more series of such number of shares with such distinctive serial designations and
(a) may have such voting powers, full or limited or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and as such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of shares; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (e) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each such series of preferred shares from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby expressly vested in the Board of Directors."

       "The number of authorized shares of any class of shares of the corporation, including without limitation, the common shares and the preferred shares, may be increased or decreased by the affirmative vote the holders of the majority of the shares of the corporation entitled to vote, without regard to class."


GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-515 (Rev. 09/01)

  Name of person or organization remitting fees:

        Meadowbrook Insurance Group, Inc
        --------------------------------

        --------------------------------

  Preparer's name and business telephone number:

        Michael E. O'Shea
        --------------------------------

        (248) 204-8281
        --------------------------------

                          INFORMATION AND INSTRUCTIONS

1. This form may be used to draft your Certificate of Amendment to the Articles of Incorporation. A document required or permitted to be filed under the act cannot be filed unless it contains the minimum information required by the act. The format provided contains only the minimal information required to make the document fileable and may not meet your needs. This is a legal document and agency staff cannot provide legal advice.

2. Submit one original of this document. Upon filing, the document will be added to the records of the Bureau of Commercial Services. The original will be returned to your registered office address, unless you enter a different address in the box on the front of this document.

   Since the document will be maintained on electronic format, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This Certificate is to be used pursuant to the provisions of section 631 of Act 284, P.A. of 1972, or Act 162 P.A. of 1982, for the purpose of amending the Articles of Incorporation of a domestic profit corporation or nonprofit corporation. Do not use this form for restated articles.

4. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

5. Item 3 - The article(s) being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

6. For nonprofit charitable corporation, if an amendment changes the term of existence to other than perpetual, Attorney General Consent should be obtained at the time of dissolution. Contact Michigan Attorney General, Consumer Protection and Charitable Trust Division at (517) 373-1152.

7. This document is effective on the date endorsed "filed" by the Bureau. A later effective date, no more than 90 days after the date of deliver, may be stated as an additional article.

8. SIGNATURES:
        PROFIT CORPORATIONS: (Complete either Item 4 or Item 5)
               1) Item 4 must be signed by at least a majority of the
                  incorporators listed in the Articles of Incorporation.
               2) Item 5 must be signed by an authorized officer or agent of the corporation.

        NONPROFIT CORPORATIONS: (Complete either Item 4, Item 5 or Item 6)
               1) Item 4 must be signed by all of the incorporators listed in the Article of Incorporation.
               2) Item 5 or 6 must be signed by either the president,
                  vice-president, chairperson or vice-chairperson.

9. NONREFUNDABLE FEES: Make remittance payable to the State of Michigan.
   Include corporation name and identification number on check or money order ...........................................................$10.00

   ADDITIONAL FEES DUE FOR INCREASED AUTHORIZED SHARES OF PROFIT CORPORATIONS
   ARE:
   each additional 20,000 authorized shares or portion thereon............$30.00 maximum fee per filing for first 10,000,000 authorized shares.......$5,000.00 each additional 20,000 authorized shares or portion thereof in excess of 10,000,000 shares.......................................$30.00 maximum fee per filing for authorized shares in excess of
        10,000,000 shares............................................$200,000.00




To submit by mail:
    Michigan Department of Consumer & Industry Services
    Bureau of Commercial Services - Corporation Division
    7150 Harris Drive
    P.O. Box 30054
    Lansing, MI 48909

To submit in person:
    6546 Mercantile Way
    Lansing, MI
    Telephone: (517) 241-6400

    Fees may be paid by VISA or Mastercard when delivered in person to our office.


MICH-ELF (Michigan Electronic Filing System):

First Time Users: Call (517) 241-6420, or visit our website at http://www.cis.state.mi.us/bcs/corp/
Customer with MICH-ELF Filer Account: Send document to (517) 241-9845

The Department of Consumer & Industry Services will not discriminate against any individual or group because of race, sex, religion, age, national origin, color, marital status, disability or political beliefs. If you need help with reading, writing, hearing, etc., under the Americans with Disabilities Act, you may make your needs known to this agency.

                 MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH

                               FILING ENDORSEMENT

       This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION for

                        MEADOWBROOK INSURANCE GROUP, INC.

                                ID NUMBER:349599

received by facsimile transmission on May 14, 2007 is hereby endorsed

Filed on May 14, 2007 by the Administrator.

The document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

[SEAL] In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 14TH day of May, 2007.

                              /s/ Andrew L. Metcalf Jr.,
                              -------------------------------- ,Director

                              Bureau of Commercial Services

Sent by Facsimile Transmission 07134

GOLD SEAL APPEARS ONLY ON ORIGINAL

                 MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                          BUREAU OF COMMERCIAL SERVICES
                              (FOR BUREAU USE ONLY)

Data Received

This document is effective on the date filed, unless & subsequent effective date within 90 days after received data is stated in the document.

Name
  Jill H. Karana, Esq. - Howard & Howard, PC

Address
  39400 Woodward Avenue, Suite 101

City        State                   ZIP Code              EFFECTIVE DATE:
  Bloomfield Hills, Michigan 48304

    - Document will be returned to the name and address you enter above. - If left blank document will be mailed to the registered office.

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
             For use by Domestic Profit and Nonprofit Corporations
          (Please read information and instructions on the last page)

Pursuant to the provisions of Act 284,Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigend corporation executes the following Certificate:

1. The present name of the corporation is:     Meadowbrook Insurance Group, Inc.

2. The identification number assigned
   by the Bureau is:                                        349-599

3. Article III of the Articles of Incorporation is hereby amended to read as follows:

  (Please see attachment)

[SEAL]

GOLD SEAL APPEARS ONLY ON ORIGINAL

                     ATTACHMENT TO CERTIFICATE OF AMENDMENT

ARTICLE III OF THE ARTICLES OF INCORPORATION IS HEREBY AMENDED TO READ AS
FOLLOWS:

"The total authorized shares:"

      "Common shares 75,000,000          Preferred shares 1,000,000."

      "A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:"

      "The holder of each outstanding common share shall have one vote per share with respect to all matters submitted to a vote of shareholders."

      "The preferred shares shall be issued from time to time in one or more series of such number of shares with such distinctive serial designations and
(a) may have such voting powers, full or limited or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and as such times and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of shares; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (e) may be made convertible into, or exchangeable for, shares or any other class or classes or of any other series of the same or any other class or classes of shares of the corporation, at such price or prices or at such rates of exchange, and with such adjustments; and (f) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of each series of preferred shares from time to time adopted by the Board of Directors pursuant to authority so to do which is hereby expressly vested in the Board of Directors."

      "The number of authorized shares of any class of shares of the corporation, including without limitation, the common shares and the preferred shares, may be increased or decreased by the affirmative vote the holders of the majority of the shares of the corporation entitled to vote, without regard to class."

#267984-vl

GOLD SEAL APPEARS ONLY ON ORIGINAL

COMPLETE ONLY ONE OF THE FOLLOWING:

4. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

      The foregoing amendment to the Articles of Incorporation was duly adopted on the ______________ day of __________, ___________, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

         Signed this ______________ day of ______________________, __________


---------------------------------      ------------------------------------
          (Signature)                              (Signature)

---------------------------------      ------------------------------------
      (Type or Print Name)                    (Type or Print Name)

---------------------------------      ------------------------------------
          (Signature)                             (Signature)

---------------------------------      ------------------------------------
     (Type or Print Name)                     (Type or Print Name)


5. (FOR PROFIT AND NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

      The foregoing amendment to the Articles of Incorporation was duly adopted on the 9th day of May, 2007, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (Check one of the following)

      [X] at a meeting the necessary votes were cast in favor of the amendment.

      [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders of members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

      [ ] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

      [ ]   by consents given by electronic transmission in accordance with
            Section 407(3) if a profit corporation.

      [ ]   by the board of a profit corporation pursuant to section 611(2).


Profit Corporations and Professional          Nonprofit Corporations
Service Corporations

Signed this 14 day of May, 2007         Signed this _____ day of ________, ____

By __________________________________   By __________________________________
(Signature of an authorized officer      (Signature President, Vice-President,
or agent)                                 Chairperson or Vice-Chairperson)

         Michael G. Costello
------------------------------------  ---------------------------------------
        (Type or Print Name)                      (Type or Print Name)